UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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BioXcel Therapeutics, Inc.
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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V45786-P05100 BIOXCEL THERAPEUTICS, INC. 2024 Annual Meeting Vote by June 9, 2024 11:59 PM ET You invested in BIOXCEL THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2024. Vote Virtually at the Meeting* June 10, 2024 9:00 AM EDT *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Meeting to be held virtually at www.virtualshareholdermeeting.com/BTAI2024 Vote Prior to the Meeting: Online: www.ProxyVote.com Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a voting instruction form and instructions By Mail: Request a paper copy of the materials, which will include a voting instruction form BIOXCEL THERAPEUTICS, INC. 555 LONG WHARF DRIVE NEW HAVEN, CT 06511

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V45787-P05100 THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. You may view more complete proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote. 1. Election of Class III Directors For Nominees: 01) Vimal Mehta, Ph.D. 02) Peter Mueller, Ph.D. 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024. For 3. Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers (“Say-on-Pay Vote”). For 4. Approval, on an advisory (non-binding) basis, of the frequency of future Say-on-Pay Votes. 1 Year 5. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000. For 6. Approval of an amendment to the Certificate of Incorporation to provide for the exculpation of officers to the extent permitted by the General Corporation Law of the State of Delaware. For 7. Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 5 and/or 6. For NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.